Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-08653

Seasons Series Trust

SA Multi-Managed Mid Cap Value Portfolio

(the “Portfolio”)

Supplement dated April 1, 2022 to the Portfolio’s Summary Prospectus, Prospectus

and Statement of Additional Information,

each dated July 29, 2021, as supplemented and amended to date

At a meeting held on March 31, 2022, the Board of Trustees of Seasons Series Trust approved an amendment to the Subadvisory Agreement between SunAmerica Asset Management, LLC and T. Rowe Price Associates, Inc. with respect to the Portfolio. Pursuant to the amendment, the subadvisory fee rate under the Subadvisory Agreement is reduced at certain asset levels effective April 1, 2022. There is no change to the advisory fee charged to the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-MCV1.1 (3/21)